July 27, 2017

THE DREYFUS/LAUREL FUNDS TRUST

-Dreyfus International Bond Fund

Supplement to Current Summary and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

David Leduc, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers, positions they have held since October 2006 and May 2011, respectively. Mr. Leduc is Chief Executive Officer and Chief Investment Officer at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Murphy is Managing Director of Global & Multi-Sector Strategies at Standish.  Messrs. Leduc and Murphy also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

David Leduc, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers, positions they have held since October 2006 and May 2011, respectively. Messrs. Leduc and Murphy are jointly and primarily responsible for managing the fund's portfolio. Mr. Leduc is Chief Executive Officer and Chief Investment Officer at Standish, positions he has held since August 2015 and October 2010, respectively. He is responsible for overseeing all investment management activities at Standish. He has been employed by Standish since 1995 and by Dreyfus since 2005. Mr. Murphy is Managing Director of Global & Multi-Sector Strategies at Standish.  He has been employed by Standish since 2005 and by Dreyfus since 2009.  Messrs. Leduc and Murphy manage the fund in their capacity as employees of Dreyfus.

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